Supplement to
The North Carolina Capital Management Trust:
Cash Portfolio and Term Portfolio
August 29, 2008
Prospectus

On October 7, 2008, the Board of Trustees of The North Carolina Capital Management Trust: Cash Portfolio (the "Fund") approved participation by the Fund in the U.S. Department of the Treasury's Temporary Program for Money Market Funds through December 18, 2008 (the "Program"). If the Fund's market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The amount of any payment will be based on the difference between the per share amount realized upon liquidation of the Fund and $1.00 per share. Participation by the Fund in the Program does not reflect a decision by the Fund to liquidate. Each shareholder of record's coverage is limited to the value of shares held as of September 19, 2008.

The Program requires each participating fund to pay the U.S. Department of Treasury a fee equal to 0.01% (1 basis point) based on the number of shares outstanding as of September 19, 2008. This expense will be borne by the Fund without regard to any expense limitation or waiver arrangement currently in effect for the Fund.

If the Secretary of the Treasury elects to extend the Program past December 18, 2008, the Fund will consider whether to continue to participate in the Program.

Call Capital Management of the Carolinas, L.L.C. at 1-800-222-3232 with any questions regarding the Fund's participation in the Program. More information about the Program is available on the U.S. Department of Treasury's website at www.ustreas.gov.

NC-08-01 October 15, 2008 1.710543.111